EXHIBIT 24
                                               IONICS, INCORPORATED

                                                 POWER OF ATTORNEY

We, the undersigned officers and directors of Ionics, Incorporated (the "Company"), hereby severally constitute Arthur L. Goldstein and Stephen Korn, and each of them, to sign for us, and in our names in the capacities indicated below, the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002, and any and all amendments to such Annual Report, hereby ratifying and confirming our signatures as they may be signed by our attorneys to such Annual Report and any and all amendments thereto.

Witness our hands on the respective dates set forth below.

                Signature                                         Title                                 Date
/s/Douglas R. Brown
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Douglas R. Brown                                                Director                           March 31, 2003

/s/Stephen L. Brown
-------------------------------------------
Stephen L. Brown                                                Director                           March 31, 2003

/s/Arnaud de Vitry d'Avaucourt
-------------------------------------------
Arnaud de Vitry d'Avaucourt                                     Director                           March 31, 2003

/s/Kathleen F. Feldstein
-------------------------------------------
Kathleen F. Feldstein                                           Director                           March 31, 2003

/s/Arthur L. Goldstein                             Chairman of the Board of Directors
-------------------------------------------
Arthur L. Goldstein                               Chief Executive Officer and President            March 31, 2003
                                                      (Principal Executive Officer)

/s/William E. Katz
-------------------------------------------
William E. Katz                                                 Director                           March 31, 2003

/s/William K. Reilly
-------------------------------------------
William K. Reilly                                               Director                           March 31, 2003

/s/John J. Shields
-------------------------------------------
John J. Shields                                                 Director                           March 31, 2003

/s/Daniel I. C. Wang
-------------------------------------------
Daniel I. C. Wang                                               Director                           March 31, 2003

/s/Mark S. Wrighton
-------------------------------------------
Mark S. Wrighton                                                Director                           March 31, 2003

/s/Allen S. Wyett
-------------------------------------------
Allen S. Wyett                                                  Director                           March 31, 2003